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                            REGISTRATION RIGHTS AGREEMENT


     THIS AGREEMENT, made as of February 5, 1998, is by and between Vysis, Inc., a Delaware corporation (the "Company"), and Amoco Technology Company, a Delaware corporation (the "Stockholder").

     This Agreement is made in connection with the registration for sale to the public of shares of common stock, $.001 par value, of the Company (the "Common Stock") pursuant to a registration statement on Form S-1 and any amendments thereto (the "Registration Statement") originally filed with the Securities and Exchange Commission (the "Commission") on October 17, 1997 (File No. 333-38109) (the "Initial Public Offering").

     Prior to the Initial Public Offering, the Stockholder owned approximately 100% of the issued and outstanding shares of common stock of the Company and upon consummation of the Initial Public Offering the Stockholder will own approximately 63% of the outstanding Common Stock.

     THE PARTIES HERETO AGREE AS FOLLOWS:

     1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

          AFFILIATE -- Of any Person is any Person which, directly or indirectly, controls or is controlled by or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 10% or more of the securities having ordinary voting power for the election of managing general partners or directors (or Persons holding equivalent positions) of such Person (or, at the time extraordinary voting powers are available, to vote 10% or more of the securities having extraordinary voting power); or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          EXCHANGE ACT - The Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          HOLDER - The Stockholder and any Person to whom it has assigned rights hereunder as permitted by Section 10(c).

          PERSON - Any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

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          REGISTRABLE SECURITIES - The Common Stock owned by the Stockholder on the date hereof, Common Stock issuable to the Stockholder upon conversion of the Company's outstanding shares of Series A Preferred Stock or Series B Preferred Stock and any Common Stock or other securities which may be issued or distributed in respect thereof by way of or in connection with a stock dividend or stock split or other distribution, recapitalization, reclassification, combination of shares, merger, consolidation or other reorganization. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when they cease to be owned by a Holder.

          SECURITIES ACT - The Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          SHELF REGISTRATION STATEMENT - A registration statement on Form S-3 filed pursuant to Rule 415 under the Securities Act.

     2.(a) DEMAND REGISTRATION. In the event that following 180 days after the effective date of the Registration Statement any Holder or Holders desire to sell shares of Registrable Securities owned by such Holder or Holders then upon the written request of any Holder or Holders requesting that the Company effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities and specifying the intended method of disposition thereof, but subject to the limitations set forth herein, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and the Company shall file with the Commission as promptly as practicable after sending such notice, and use its best efforts to cause to become effective, a registration statement under the Securities Act registering the offering and sale of:

          (i) the Registrable Securities which the Company has been so requested to register by such Holder or Holders; and

          (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the

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Registrable Securities so to be registered; PROVIDED, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 2(a) (A) unless the aggregate requests by the Holder or Holders for such registration cover not less than an aggregate of 1,000,000 shares (adjusted for any stock splits, reverse stock splits or combination of shares) or (B) with respect to more than one such registration per calendar year; provided that a request may cover fewer than 1,000,000 shares (but not less than 500,000 shares) if the total number of shares of Registrable Securities then outstanding is less than 1,000,000.

     A request for registration under this Section 2(a) shall not be counted for purposes of the foregoing limitation (i) unless a registration statement has become effective and has been kept continuously effective for the period required under Section 4(b), (ii) if after it has become effective, use of such registration statement is suspended by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, (iii) if no Registrable Securities are sold within the period during which the registration statement has been kept continuously effective as required under Section 4(b).

     A Holder may, in connection with a request for registration under this
Section 2(a), specify that the Registrable Securities are to be sold on a delayed or continuous basis, in which case the Company shall file a Shelf Registration Statement with respect thereto; provided, that each of the following conditions has been satisfied: (i) the Company is eligible to file a registration statement on Form S-3, (ii) a period of six years has elapsed since the effective date of the Registration Statement and (iii) the total number of Registrable Securities outstanding constitutes 30% or less of the total number of shares of Common Stock outstanding.

     (b) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such shall be allocated first to the Stockholder and its Affiliates, and then pro rata among all other requesting Holders on the basis of the

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relative number of shares of Registrable Securities originally requested to be included by each such Holder.

     (c) LIMITATION ON REGISTRATION RIGHTS.

          (i) If a request for registration pursuant to Section 2(a) hereof is made within 30 days prior to the conclusion of the Company's then current fiscal year, or within 40 days after the end of a fiscal year, the Company shall not be required to file a registration statement until such time as the Company receives its audited financial statements for such fiscal year.

          (ii) The Company shall be entitled to postpone for a reasonable period of time (not to exceed 90 days, which may not thereafter be extended without the mutual agreement of the Company and the Holder or Holders requesting registration) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2(a) hereof if, at the time it receives a request for such registration, (w) the Company is conducting or about to conduct an offering of any class of its securities and the Company is advised by the investment banker or financial advisor engaged by the Company to advise the Company thereon that such offering would be affected adversely by the registration so demanded and the Company shall have furnished to the Holder or Holders of Registrable Securities requesting such registration an Officers' Certificate to that effect,
     (x) the Company is in possession of material information that has not been disclosed to the public and the Company deems it advisable not to disclose such information in the registration statement, (y) the Company is engaged in any active program for repurchase of its Common Stock or (z) the board of directors of the Company shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, acquisition, sale of assets, recapitalization or other similar corporate action of the Company and the Company shall have furnished to the Holder or Holders of Registrable Securities requesting such registration an Officers' Certificate to that effect. The Company may only exercise its right to postpone the filing of registration statement under this Section 2(c)(ii) once in any calendar year. In the event of the exercise by the Company of such postponement right, it shall furnish the requesting Holders with an estimate as to when the circumstances permitting the Company to postpone such filing shall cease to exist and thereafter give the Holders prompt notice of such cessation. After such period of postponement the Company shall effect such registration as promptly as practicable without further request from the Holder or Holders of Registrable Securities, unless such request has been withdrawn.

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          (iii) Except as otherwise provided herein, any request by a Holder or
     Holders for registration of Registrable Securities pursuant to Section 2(a) hereof, which is subsequently withdrawn prior to the registration statement becoming effective, shall not constitute a registration statement for purposes of determining the number of registrations to which the Holder of such Registrable Securities is entitled pursuant to Section 2(a); PROVIDED, HOWEVER, that the Holder of such Registrable Securities shall reimburse the Company for all expenses incurred, including, without limitation, reasonable fees and expenses of the Company's attorneys, accountants and investment bankers, in connection with the preparation and filing, if filed, of such registration statement, unless such withdrawal is the result of a postponement by the Company under Section 2(c)(ii).

     (d) In connection with any request for registration under this Section 2 involving an underwritten offering, the requesting Holders shall have the right to select the underwriter or underwriters with the consent of the Company, which consent shall not be unreasonably withheld.

     3.(a) INCIDENTAL REGISTRATION. If the Company shall at any time propose to file a registration statement under the Securities Act for an offering of Common Stock of the Company for cash (other than an offering relating to (i) a business combination that is to be filed on Form S-4 under the Securities Act (or any successor form thereto) or (ii) an employee benefit plan or (iii) securities of the Company convertible into Common Stock where no separate consideration is received by the Company for such Common Stock), the Company shall provide prompt written notice of such proposal to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 3 and shall use its reasonable efforts to include such number or amount of Registrable Securities in such registration statement, which the Company has been so requested to register by the Holders thereof, which request shall be made to the Company within 10 business days after the Holder receives notice from the Company of such proposed registration; PROVIDED, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration

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(but not from its obligation to pay the registration expenses referred to in
Section 5 incurred in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. The Holders shall have the right to revoke their election to have their shares included in such registration at any time prior to the filing of the registration statement.

     (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a significant adverse effect on such offering as contemplated by the Company (including the price, timing or distribution of which the Company proposes to sell such securities), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell, (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the significant adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated first to the Stockholder and its Affiliates, and then pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities initially requested to be included by each such Holder.

     4. REGISTRATION PROCEDURES. Whenever a Holder or Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities (which shall be effected within 30 days of a request in the case of a registration under Section 2(a)) and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel

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     selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to review of such counsel;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as is necessary to complete the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; PROVIDED, HOWEVER, that such period shall not exceed 90 days unless the registration statement is a Shelf Registration Statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or
     (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act,(i) of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances under which made, not misleading, and at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a

                                    -7-
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     material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which made, not misleading; or (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes; PROVIDED, HOWEVER, that the Company shall not be required to notify a seller of Registrable Securities of the occurrence of any event described in clause (i) hereof that relates to a prospectus contained in a Shelf Registration Statement unless within the 30 days prior thereto the seller has given the Company notice of its intention to offer or sell Registrable Securities pursuant to Section 5(e) below;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which securities issued by the Company that are of the same class as the Registrable Securities are then listed;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent certified public accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (i) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (j) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of the Registrable Securities being sold reasonably request;

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

          (k) if underwriters are engaged by the Company in connection with any registration referred to in this Agreement (such underwriters shall be reasonably satisfactory to the Holders of a majority of the Registrable Securities covered by such registration), the Company shall provide indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters; and

          (l) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

          (m) obtain an opinion of outside counsel (or inside counsel if satisfactory to each underwriter) for the Company covering such matters of the type customarily covered in opinions of issuer's counsel as the seller or sellers of a majority of the Registrable Securities being sold reasonably request;

          (n) file the reports required by the Exchange Act for companies registered under such act and otherwise comply with all applicable rules and regulations of the Commission;

          (o) keep the sellers advised as to the initiation and progress of any demand or other registration; and

          (p) promptly deliver to the Holders copies of all public announcements made by the Company regarding disposition, acquisitions or other material transactions involving the Company.

     5. HOLDERS' OBLIGATIONS IN REGISTRATION.

          (a) Each Holder agrees, that, upon receipt of notice of an event described in Section 4(e) above, such Holders will immediately discontinue disposition of the Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
     Section 4(e) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. If so directed by the Company, such Holder will, or will request the managing underwriter or agent, if

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     any, to deliver to the Company at the Company's expense all copies
     (other than permanent file copies) then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          (b) In respect of a registration pursuant to this Agreement, each Holder of Registrable Securities covered by a registration statement shall advise the Company immediately if such Holder knows or becomes aware of any matter which such Holder believes may result in the inclusion in a prospectus contained in such registration statement of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall promptly notify the Company and assist the Company in preparation and filing with the Commission of any such amendments or supplements to said registration statement that may be necessary or appropriate to permit the prospectus included therein to be used under the Securities Act during the period during which the prospectus must be delivered in connection with the offering and sale of the Registrable Securities.

          (c) The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities and such other information relating to the Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request and each Holder agrees to furnish the Company with such information and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

          (d) In the case of any underwritten public offering by the Company of any shares of Common Stock or securities convertible into shares of Common Stock, each Holder of Registrable Securities agrees, if and to the extent requested in writing by the managing underwriter of such offering, not to effect any public sale or distribution of the Common Stock of the Company (except as part of such underwritten offering), during the period ending on the earlier of (i) 90 days after the effective date of the registration statement relating to such underwritten public offering and (ii) the date such sale or distribution is permitted by such managing underwriter.

          (e)In the event that a Shelf Registration Statement has been filed and declared effective with respect to any Registrable Securities, the Holder of such Registrable

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     Securities agrees to notify the Company of any proposed offer or sale thereof at least two business days prior to the proposed offer or sale. Such notice shall include such information relating to the Holder and the proposed distribution of Registrable Securities by the Holder as shall be required to be included in the prospectus, to the extent such information has not already been included therein. If within such two business day period the Company advises the Holder furnishing such notice that the Company is in possession of material information that has not been disclosed to the public and the Company deems it advisable not to disclose such information in the prospectus, then the Holder furnishing such notice shall postpone the contemplated offering or sale until the earlier to occur of (i) the date as of which the Company is no longer in possession of such undisclosed material information (notice of which the Company agrees to promptly furnish to the Holder)or (ii) the date which is 30 days following the receipt by the Company of the notice of proposed offer or sale. A Holder furnishing a notice of proposed offer or sale to the Company pursuant to this Section 5(e) shall promptly notify the Company of the termination of such offering or completion of such sale.

     6. REGISTRATION EXPENSES. All expenses incidental to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company, including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties, the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which securities issued by the Company that are of the same class as the Registrable Securities are then listed will be borne by the Company, except that underwriting discounts and commissions relating to the sale of Registrable Securities will be the responsibility of each seller, and each seller shall be responsible for all fees and disbursements of their own counsel.

     7. TERM. This Agreement shall terminate at such time as the shares of Registrable Securities owned by the Holders of Registrable Securities constitute less than 5% of the issued and outstanding shares of Common Stock of the Company.

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     8. INDEMNIFICATION.  The provisions of this Section 8 shall be applicable in respect of each registration pursuant to this Agreement.

     (a) The Company shall hold harmless and indemnify each Holder of Registrable Securities, any underwriter or agent participating in an offering and their respective Affiliates (including any director, officer, employee, agent or controlling Person of any of the foregoing), from and against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses of investigation) incurred by such indemnified party pursuant to any actual or threatened third-party action, suit, proceeding or investigation (including reasonable attorneys' fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein.

     (b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information, as the Company reasonably requests for use in connection with any such registration statement or prospectus, and shall severally and not jointly hold harmless and indemnify each other Holder of Registrable Securities, any underwriter or agent participating in an offering, the Company and its Affiliates (including any director, officer, employee, agent, or controlling Person of each of the foregoing) from and against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and reasonable expenses of investigation) incurred by such indemnified party pursuant to any actual or threatened third-party action, suit, proceeding or investigation (including reasonable attorneys' fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or failed to be contained in any information with respect to such Holder furnished in writing by

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such Holder specifically for inclusion in any prospectus or registration statement; PROVIDED, HOWEVER, that the liability of such indemnifying party under this Section 8(b) shall be limited to the amount of net proceeds received by such indemnifying party in the offering giving rise to such liability.

     (c) The obligation of the Company under Section 8(a) and of the Holders of Registrable Securities under Section 8(b) to hold harmless and indemnify any underwriter or agent who participates in an offering or any of their respective Affiliates shall be conditioned on the underwriting or agency agreement containing an agreement by such underwriter or agent to hold harmless and indemnify each of the Company, the Holders of Registrable Securities participating in the offering, and their respective Affiliates (including any director, officer, employee, agent, or controlling Person of each of the foregoing) from and against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses of investigation) incurred by such indemnified parties pursuant to any actual or threatened third-party action, suit, proceeding or investigation (including reasonable attorneys' fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, any amendment or supplement thereof, any prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained or failed to be contained in any information with respect to such underwriter or agent furnished in writing by such underwriter or agent specifically for inclusion in any prospectus or registration statement.

     (d) The indemnity provisions in Sections 8(a) and 8(b) above are subject to the condition that, insofar as they relate to any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in a preliminary prospectus or prospectus but eliminated or remedied in any amended prospectus, such indemnity provisions shall not inure to the benefit of any indemnified Person, if the Company has previously and in a timely manner delivered sufficient copies of such amended prospectus to such indemnified Person and if a copy of such amended prospectus required to be sent or given in accordance with any applicable law or regulation was not furnished by such indemnified Person to the person asserting the loss, liability, claim or damage.

     (e) Promptly after receipt by an indemnified party under this Section 8 of any notice of the commencement of any lawsuit or other proceeding or investigation thereof, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying parties hereunder, notify in writing the indemnifying parties of the commencement thereof; but the omission so to notify the indemnifying parties will not relieve the indemnifying parties from any liability which they may have to any indemnified party, unless such failure to notify is materially prejudicial to the indemnifying parties and materially increases their risk of loss. In case any such lawsuit or other proceeding or investigation shall be brought against any indemnified party and such indemnified party shall notify the indemnifying parties of the commencement thereof, the indemnifying parties shall be entitled to participate therein and, unless in the opinion of counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying parties in such action). In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel,(ii) the indemnifying parties shall have failed to assume the defense of such action or proceeding or shall have failed to employ counsel reasonably satisfactory to such indemnified party in any action or proceeding; or (iii) the named parties (including any impleaded parties) to any such action or proceeding include both such indemnified party and the indemnifying parties, and such indemnified party shall have been advised by counsel in writing (with a copy to the indemnifying parties) that there may be one or more defenses available to such indemnified party or other indemnified parties or other indemnified parties which are different from or additional to those available to the indemnifying parties, then, such separate counsel shall be at the expense of the indemnifying parties and the indemnifying parties shall not have the right to assume the defense of such action or proceeding on behalf of such
indemnified person.   After notice from the indemnifying parties to such
indemnified party of their election so to assume the defense thereof, and provided that the exception in the foregoing sentence does not apply, the indemnifying parties shall not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In any event, unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. The indemnifying parties shall not be subject to any liability for any settlement made without their consent.

     (f) In order to provide for the just and equitable contribution in circumstances under which the indemnity provided for in this Section 8 is for any reason held to be unenforceable by the indemnified parties though applicable in accordance with its terms, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses of a nature contemplated by such indemnity in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying parties and the indemnified parties, but also to reflect the relative fault of the indemnifying and indemnified parties in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this subsection (f) to the contrary, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder from the offering to which the losses, claims, damages, liabilities or expenses relate.

     The relative fault of such indemnifying and indemnified parties shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses incurred by such party in connection with investigating or defending such claim

     9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any registration hereunder that is underwritten unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     10. MISCELLANEOUS.

     (a) REMEDIES. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     (b) AMENDMENT AND WAIVERS. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Stockholder and its Affiliates (to the extent they are holders of Registrable Securities) and of Holders of at least 50% of the Registrable Securities held by any other Persons.

     (c) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. A Holder shall be permitted to assign its rights hereunder to any Person to whom it transfers any Registrable Securities in a transaction not involving any public offering, provided that
(A)(i) the number of Registrable Securities so transferred is not less than 1,000,000 shares (adjusted for any stock split, reverse stock split or combination of shares) and (ii) the assignee agrees with the Company in writing to be bound by the provisions of this Agreement or (B) such Person is an Affiliate of Stockholder.

     (d) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (f) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (g) GOVERNING LAW. The General Corporation Law of Delaware will govern all issues concerning the relative rights of the Company and the Holders of Registrable Securities. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of Delaware.

     (h) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or two days after deposit in the mail, certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communication will be sent to the Stockholder initially as set forth below and to each other Holder of Registrable Securities at such Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Holder to the Company in writing) and to the Company at its principal executive offices.

     For ATC:       3100 Woodcreek Drive
                    Downers Grove, Illinois  60515
                    Attn: President

with a copy to:     Amoco Corporation
                    200 East Randolph Drive
                    Chicago, Illinois  60601
                    Attn:  General Attorney --
                             Corporate Law Department

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             VYSIS, INC.


                                             By: /s/ John L. Bishop
                                                 -----------------------

                                                  Name: John L. Bishop
                                                        ----------------
                                                  Title: President & CEO
                                                         ---------------


                                              AMOCO TECHNOLOGY COMPANY


                                             By: /s/ Robert C. Carr
                                                 -----------------------

                                                  Name: Robert C. Carr
                                                        ----------------
                                                  Title: President
                                                         ---------------











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